UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     November 25, 2008

BPW ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33979	26-1259837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Washington Boulevard Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (203) 653-5800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Brooklyn NY Holdings LLC (“BNYH”), an affiliate of BNYH BPW Holdings LLC, which is a co-sponsor of BPW Acquisition Corp. (AMEX: BPW.U) (“the Company”), has decided to reorganize its investment operations. Consequently, Michael Martin, CEO and Chairman of the Company, will step down from his position as President of BNYH effective December 31, 2008. Mr. Martin will remain as Chairman and CEO of the Company. In addition to his activities on behalf of the Company, Mr. Martin will remain involved with certain BNYH portfolio companies and will pursue private investment opportunities and seek to provide merger and acquisition advisory services through his position as President of Martin & Company Advisors, LLC, a registered broker dealer.

Additionally, Mark Monaco, Senior Vice President of the Company and Head of Principal Investments of BNYH, will step down from his position at BNYH effective on December 31, 2008. Mr. Monaco will continue in his role as Senior Vice President of the Company.

BNYH remains committed to working with its co-sponsor, Perella Weinberg Partners Acquisition L.P., and Mr. Martin and Mr. Monaco to find a suitable acquisition opportunity for the Company.

Information Concerning Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as business strategy and measures to implement strategy, competitive strength, goals, the Company’s business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with the Company’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by the Company; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond the control of the Company. Information concerning these and other factors can be found in the Company’s filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by the Company will be realized, or even if realized, that they will have the expected consequences to or effects on the Company, its business or operations. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2008	BPW ACQUISITION CORP.

	By:	/s/ Michael E. Martin
Michael E. Martin Chief Executive Officer